UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2017

Mammoth Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware		32-0498321
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)
001-37917
(Commission File Number)
14201 Caliber Drive Suite 300 Oklahoma City, Oklahoma		73134
(Address of principal executive offices)		(Zip Code)
(405) 608-6007
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information required by this item is included in Item 8.01 and incorporated by reference herein.

Item 8.01. Results of Operations and Financial Condition

As previously reported by Mammoth Energy Services, Inc. (“Mammoth” or the "Company") in its Current Report on Form 8-K filed on June 9, 2017, Mammoth acquired certain oilfield service companies (the “Acquisitions”) from Gulfport Energy Corporation, Rhino Exploration LLC, and certain affiliates of Wexford Capital LP. In the Acquisitions, which closed on June 5, 2017, Mammoth acquired: (1) Sturgeon Acquisitions LLC (“Sturgeon”) and Sturgeon’s wholly owned subsidiaries Taylor Frac LLC, Taylor Real Estate Investments LLC and South River Road LLC; (2) Stingray Energy Services LLC; and (3) Stingray Cementing LLC in exchange for the issuance by Mammoth of an aggregate of 7,000,000 shares of its common stock. On August 2, 2017, Mammoth amended its initial report on Form 8-K to provide the audited financial statements, the unaudited interim financial statements and the pro forma financial information, which are required by Item 9.01(a) and (b) of Form 8-K in connection with the Acquisitions.

Prior to the completion of the Acquisitions, Mammoth and Sturgeon were entities under common control and in accordance with generally accepted accounting principles in the United States ("GAAP"), Mammoth has accounted for its acquisition of Sturgeon in a manner similar to the pooling of interest method of accounting. As such, Mammoth's historical financial information for all periods included in this report has been recast to combine Sturgeon's financial results with Mammoth's financial results as if the acquisition of Sturgeon had been effective since Sturgeon commenced operations on September 13, 2014.

The Company's Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on February 23, 2017 (the "2016 Form 10-K") is hereby recast by this Current Report on Form 8-K as follows:

•	2016 Form 10-K (Exhibit 99.1)

◦	The Selected Financial Data included herein Exhibit 99.1 supersedes Part II, Item 6 of the 2016 Form 10-K

◦	The Management's Discussion and Analysis of Financial Condition and Results of Operations included herein Exhibit 99.1 supersedes Part II, Item 7 of the 2016 Form 10-K

◦	The Financial Statements and Supplementary Data included herein supersedes Part II, Item 8 and 15 of the 2016 Form 10-K

There have been no revisions or updates to any other sections of the 2016 Form 10-K, other than the revisions noted above. This Current Report on Form 8-K should be read in conjunction with the 2016 Form 10-K and any references herein to Items 6, 7 and 8 under Part II of the 2016 Form 10-K refer to Exhibit 99.1. As of the date of this Current Report on Form 8-K, future references to the Company's historical financial statements should be made to this Current Report as well as future quarterly and annual reports on Form 10-Q and Form 10-K, respectively.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Number	Exhibit
21.1	List of significant subsidiaries
23.1	Consent of Grant Thornton LLP
23.2	Consent of PricewaterhouseCoopers LLP
99.1
Audited consolidated financial statements of Mammoth Energy Services, Inc. as of December 31, 2016 and 2015 and for each of the years ended December 31, 2016, 2015, and 2014, including notes thereto, and the report of the independent registered accounting firm thereon.

99.2
Audited consolidated financial statements of Sturgeon Acquisitions LLC as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended and the period September 13, 2014 to December 31, 2014, including notes thereto, and the report of the independent registered public accounting firm thereon.

101.1	Interactive data files pursuant to Rule 405 of Regulation S-T.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAMMOTH ENERGY SERVICES, INC.
Date:	October 26, 2017	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary

Number	Exhibit
21.1	List of significant subsidiaries
23.1	Consent of Grant Thornton LLP
23.2	Consent of PricewaterhouseCoopers LLP
99.1
Audited consolidated financial statements of Mammoth Energy Services, Inc. as of December 31, 2016 and 2015 and for each of the years ended December 31, 2016, 2015, and 2014, including notes thereto, and the report of the independent registered accounting firm thereon.

99.2
Audited consolidated financial statements of Sturgeon Acquisitions LLC as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended and the period September 13, 2014 to December 31, 2014, including notes thereto, and the report of the independent registered public accounting firm thereon.

101.1	Interactive data files pursuant to Rule 405 of Regulation S-T.